MML Bay State Life Insurance Company

MML Bay State Variable Annuity

Separate Account 1

LifeTrust Variable Annuity

This prospectus describes the LifeTrust individual flexible purchase payment variable annuity contract offered by MML Bay State Life Insurance Company. The contract provides for accumulation of contract value and annuity payments on a fixed and variable basis.

You, the contract owner, have a number of investment choices in this contract. These investment choices include fourteen funds which are offered through our separate account, MML Bay State Variable Annuity Separate Account 1. In most states, we also offer a fixed account with a market value adjustment.

MML Series Investment Fund

•	MML Blend Fund
•	MML Equity Fund
•	MML Managed Bond Fund
•	MML Money Market Fund

Oppenheimer Variable Account Funds

•	Oppenheimer Aggressive Growth Fund/VA
•	Oppenheimer Balanced Fund/VA
•	Oppenheimer Bond Fund/VA*
•	Oppenheimer Capital Appreciation Fund/VA
•	Oppenheimer Global Securities Fund/VA
•	Oppenheimer High Income Fund/VA
•	Oppenheimer Main Street Fund®/VA
•	Oppenheimer Main Street Small Cap Fund®/VA
•	Oppenheimer Money Fund/VA
•	Oppenheimer Strategic Bond Fund/VA

* As of April 29, 2005 this fund will be called Oppenheimer Core Bond Fund/VA.

Please read this prospectus before investing. You should keep it for future reference. It contains important information about the LifeTrust contract.

To learn more about the LifeTrust contract, you can obtain a copy of the Statement of Additional Information (SAI) dated May 1, 2004. We filed the SAI with the Securities and Exchange Commission (SEC) and it is legally a part of this prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC. The Table of Contents of the SAI is on page 30 of this prospectus. For a free copy of the SAI, or for general inquiries, call our MassMutual Annuity Service Center at (800) 272-2216 (press 2) or write to: MassMutual Financial Group, Annuity Service Center HUB, P.O. Box 9067, Springfield, MA 01102-9067.

The contract:

•	is not a bank or credit union deposit or obligation.
•	is not FDIC or NCUA insured.
•	is not insured by any federal government agency.
•	is not guaranteed by any bank or credit union.
•	may go down in value.

The SEC has not approved this contract or determined that this prospectus is accurate or complete. Any representation that it has is a criminal offense.

May 1, 2004 (as supplemented April 25, 2005)

Index Of Special Terms

We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the contract, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term.

Page

Accumulation Phase	8

Accumulation Unit	14

Annuitant	9

Annuity Options	23

Annuity Payments	22

Annuity Service Center	1

Annuity Unit Value	23

Free Withdrawals	20

Income Phase	22

Maturity Date	22

Non-Qualified	25

Purchase Payment	10

Qualified	25

Separate Account	11

Tax Deferral	25

Index Of Special Terms

Highlights

The Prospectus and the Contract. This prospectus describes general provisions of the contract, but is not intended to address all details of the contract. Where the prospectus and contract differ, the contract will control. You should read your contract for more information about its terms and conditions. Your contract may include state specific requirements which are not described in this prospectus. You may review a copy of the contract upon request.

We no longer offer these contracts for sale to the public. Contract owners may continue, however, to make purchase payments to their contracts.

Free Look

You have a right to examine your contract. If you change your mind about owning your contract, you can cancel it within 10 days after receiving it. However, this time period may vary by state. When you cancel the contract within this time period, we will not assess a contingent deferred sales charge. You will receive back your contract value as of the business day we receive your contract and your written request at our Annuity Service Center, plus any amount we deducted from your purchase payment(s). If your state requires it, or if you purchase this contract as an IRA, we will return the greater of your purchase payments less any withdrawals you took, or your contract value, plus any amount we deducted from your purchase payment(s).

Contingent Deferred Sales Charge

We do not deduct a sales charge when we receive a purchase payment from you. However, we may assess a contingent deferred sales charge if you withdraw all of or any part of the contract value, if you elect to begin receiving annuity payments under the contract, and if we pay certain death benefits. The amount of the contingent deferred sales charge depends on the amount of your purchase payments and the length of time since you made them. The contingent deferred sales charge ranges from 7% to 0%.

Federal Income Tax Penalty

If you withdraw any of the contract value from your non-qualified contract, a 10% federal income tax penalty may be applied to the amount of the withdrawal that is includible in your gross income for tax purposes. Some withdrawals may be exempt from the penalty tax. They include any amounts:

•	paid on or after you reach age 59 1/2;

•	paid to your beneficiary after you die;

•	paid if you become totally disabled as the term is defined in the Internal Revenue Code;

•	Paid in a series of substantially equal periodic payments made annually or more frequently, for life or your life expectancy or for the joint lives or joint life expectancies of you and your designated beneficiary;

•	paid under immediate annuity; or

•	that come from purchase payments made prior to August 14, 1982.

The Internal Revenue Code (the Code) treats any withdrawals (1) allocable to purchase payments made after August 13, 1982 in an annuity contract entered into prior to August 14, 1982 and (2) from an annuity contract entered into after August 13, 1982, as first coming from earnings and then from your purchase payments. Separate tax penalties and restrictions apply to withdrawals under qualified contracts. Please refer to the Taxes section of this prospectus for more information.

Highlights

Table of Fees And Expenses

The following tables describe the fees and expenses that you will pay when owning or surrendering the contract.

I. The first table describes the fees and expenses that you will pay at the time that you transfer the value between investment choices, or surrender the contract. We do not deduct a sales charge when we receive a purchase payment, but we may assess a contingent deferred sales charge as noted below. State premium taxes may also be deducted, but are not reflected below.

Contract Owner Transaction Expenses

	Current	Maximum
Transfer Fee
During the Accumulation Phase	14 free transfers per calendar year, $20 charge for each transfer thereafter.*	14 free transfers per calendar year, $20 charge for each transfer thereafter.

* Currently, we do not assess a fee for transfers resulting from participation in the Dollar Cost Averaging or Asset Reallocation Programs. These transfers do not count towards the 14 free transfers per calendar year.

Contingent Deferred Sales Charge	Current	Maximum
(as a percentage of amount withdrawn)	0%—7%**	7%**

**Contingent Deferred Sales Charge Schedule
Full Years Since Payment	0	1	2	3	4	5	6	7 and later

Percentage of Amount Withdrawn	7%	6%	5%	4%	3%	2%	1%	0%

II. The next table describes fees and expenses you will pay periodically during the time you own the contract, not including fees and expenses deducted by the funds you select.

	Current		Maximum
Annual Administrative Charge	$30	***	$50

***Currently, waived if contract value is $50,000 or greater when we are to assess the charge.

Separate Account Annual Expenses (as a percentage of average account value)
	Current	Maximum
Mortality and Expense Risk Charge	1.15%	1.25%
Administrative Expense Charge	0.15%	0.15%
Death Benefit Charge	0.10%	0.10%

Total Separate Account Annual Expenses	1.40%	1.50%

Table Of Fees And Expenses

Annual Fund Operating Expenses

While you own the contract, if your assets are invested in any of the sub-accounts, you will be subject to the fees and expenses charged by the fund in which that sub-account invests. The first table shows the minimum and maximum total operating expenses charged by any of the funds, expressed as a percentage of average net assets, for the year ended December 31, 2003. More detail concerning each fund’s fees and expenses that you may pay periodically during the time that you own the contract, is contained in the second table below and each fund prospectus.

Charge	Minimum	Maximum
Total Annual Fund Operating Expenses that are deducted from fund assets, including management fees, distribution, and/or 12b-1 fees, and other expenses.	0.41%	1.01%

The following table provides more specific information about the total fund operating expenses of each fund. The fees and expenses reflected in this table are expressed as a percentage of average net assets for the year ended December 31, 2003.

Investment Management Fees and Other Expenses

Fund Name	Management Fees	Other Expenses	12b-1 Fees	Total Fund Operating Expenses
MML Blend Fund	0.39%	0.03%	—	0.42%	[1]
MML Equity Fund	0.39%	0.02%	—	0.41%	[1]
MML Managed Bond Fund	0.45%	0.01%	—	0.46%	[1]
MML Money Market Fund	0.48%	0.04%	—	0.52%	[1]
Oppenheimer Aggressive Growth Fund/VA	0.68%	0.02%	—	0.70%
Oppenheimer Balanced Fund/VA2	0.73%	0.03%	—	0.76%
Oppenheimer Bond Fund/VA3	0.71%	0.02%	—	0.73%
Oppenheimer Capital Appreciation Fund/VA	0.65%	0.02%	—	0.67%
Oppenheimer Global Securities Fund/VA	0.63%	0.05%	—	0.68%
Oppenheimer High Income Fund/VA	0.73%	0.03%	—	0.76%
Oppenheimer Main Street Fund®/VA	0.68%	0.02%	—	0.70%
Oppenheimer Main Street Small Cap Fund®/VA	0.75%	0.26%	—	1.01%
Oppenheimer Money Fund/VA	0.45%	0.02%	—	0.47%
Oppenheimer Strategic Bond Fund/VA	0.72%	0.03%	—	0.75%

1 MassMutual has agreed to bear expenses of the MML Blend Fund, MML Equity Fund, MML Managed Bond Fund, and MML Money Market Fund (other than the management fee, interest, taxes, brokerage commissions and extraordinary expenses) in excess of 0.11% of the average daily net asset value of the funds through April 30, 2005. We did not reimburse any expenses of the MML Blend Fund, MML Equity Fund, MML Managed Bond Fund, and MML Money Market Fund in 2003.

2 Prior to May 1, 2004, this fund was called Oppenheimer Multiple Strategies Fund/VA.

3 As of April 29, 2005, this fund will be called Oppenheimer Core Bond Fund/VA.

(See the fund prospectuses for more information.)

Table Of Fees And Expenses

Examples

These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses.

Examples Using Maximum Expenses

Example I assumes that you withdraw all your contract value at the end of each year shown.

Example II assumes you do not withdraw all contract value at the end of each year shown.

Both Example I and Example II assume:

•	that you invest $10,000 in the contract for the time periods indicated,
•	that you allocate it to a sub-account that has a 5% return each year,
•	that the maximum fees and expenses in the Table of Fees and Expenses apply, and
•	that you selected one of two sub-accounts 1) the one that invests in the fund with the maximum total operating expenses, or 2) the one that invests in the fund with the minimum total operating expenses.

Based on the above assumptions, your costs would be as shown in the following table. Your actual costs may be higher or lower.

	Example I				Example II
Years	1	3	5	10	1	3	5	10
Sub-account with maximum total operating expenses	$894	$1,262	$1,656	$2,946	$264	$812	$1,386	$2,946
Sub-account with minimum total operating expenses	$834	$1,081	$1,354	$2,340	$204	$631	$1,084	$2,340

Examples Using Current Expenses

Example I assumes that you withdraw all your contract value at the end of each year shown.

Example II assumes you do not withdraw all contract value at the end of each year shown.

Both Example I and Example II assume:

•	that you invest $10,000 in the contract for the time periods indicated,
•	that you allocate it to a sub-account that has a 5% return each year,
•	that the current fees and expenses in the Table of Fees and Expenses apply, and
•	that you selected one of two sub-accounts 1) the one that invests in the fund with the maximum total operating expenses, or 2) the one that invests in the fund with the minimum total operating expenses.

Based on the above assumptions, your costs would be as shown in the following table. Your actual costs may be higher or lower.

	Example I				Example II
Years	1	3	5	10	1	3	5	10
Sub-account with maximum total operating expenses	$880	$1,220	$1,586	$2,807	$250	$770	$1,316	$2,807
Sub-account with minimum total operating expenses	$820	$1,038	$1,282	$2,192	$190	$588	$1,012	$2,192

The examples using current expenses reflect the annual administrative charge of $30 as an annual charge of 0.06%. The examples using maximum expenses reflect the annual administrative charge of $50 as an annual charge of 0.10%. This charge is based on an anticipated average contract value of $49,000.

The examples do not reflect any premium taxes.    However, premium taxes may apply.

There is an accumulation unit value history in Appendix A — Condensed Financial Information.

The examples should not be considered a representation of past or future expenses.

Table Of Fees And Expenses

The Company

In this prospectus, “we,” “us,” and “our” refer to MML Bay State Life Insurance Company (“MML Bay State”). MML Bay State is a wholly owned stock life insurance subsidiary of C.M. Life Insurance Company and an indirect subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”). MML Bay State provides life insurance and annuities to individuals and group life insurance to institutions. MassMutual is a global, diversified financial services organization providing life insurance, annuities, disability income insurance, long-term care insurance, structured settlements and retirement and savings products to individual and institutional customers. MassMutual is organized as a mutual life insurance company.

The LifeTrust Variable Annuity Contract

General Overview

LifeTrust is a contract between “you,” the owner and “us,” MML Bay State. The contract is intended for retirement savings or other long-term investment purposes. In exchange for your purchase payment, we agree to pay you an income when you choose to receive it. You select the income period beginning on a date you designate that is in the future. The LifeTrust contract, like all deferred annuity contracts, has two phases –  the accumulation phase and the income phase. Your contract is in the accumulation phase until you decide to begin receiving annuity payments that begin on the maturity date. During the accumulation phase we provide a death benefit. Once you begin receiving annuity payments, your contract enters the income phase.

You are generally not taxed on contract earnings until you take money from your contract. This is known as tax deferral. Tax deferral is automatically provided by tax-qualified retirement plans. There is no additional tax deferral provided when a variable annuity contract is used to fund a tax-qualified retirement plan.

The contract is called a variable annuity because you can choose to allocate your purchase payment(s) among various investment choices. Your choices include fourteen funds and, in most states, a fixed account with a market value adjustment feature. The amount of money you are able to accumulate in your contract during the accumulation phase depends on the investment performance of the funds you select as well as the interest we credit on your value in the fixed account.

At the beginning of the income phase, you can choose to receive annuity payments on a variable basis, fixed basis or a combination of both. If you choose variable payments, the amount of the annuity payments will fluctuate depending on the investment performance of the funds you select for the income phase. If you elect to receive payments on a fixed basis, the payments you receive will remain level.

We no longer sell the LifeTrust contract. However, you may continue to make additional purchase payments to your LifeTrust contract.

The Company/General Overview

Ownership of a Contract

Owner

In this prospectus, “you” and “your” refer to the owner. The owner is named at time of application. The owner of a non-qualified contract can be an individual or a non-natural person (e.g., a corporation, limited liability company, partnership or certain other entities). For contracts issued under section 403(b), section 408(b) or section 408(k) of the Code, the owner must be the annuitant. Under tax-qualified retirement plans, except Tax Sheltered Annuities and Individual Retirement Annuities, participants may not be contract owners. Therefore, participants have no contract owner rights.

As the owner of the contract, you exercise all rights under the contract. The owner names the beneficiary. Subject to any requirements of the Code applicable to your contract, you may change the owner of the contract at any time prior to the maturity date by written request. Changing the owner may result in tax consequences.

If your contract is non-qualified and owned by a non-natural person, the contract will generally not be treated as an annuity for tax purposes. This means that gain in the contract will be taxed each year while the contract is in the accumulation phase. This treatment is not applied to a contract held by a trust or other entity as an agent for a natural person. Before purchasing a contract to be owned by a non-natural person or before changing ownership on an existing contract that will result in it being owned by a non-natural person, you should consult a tax adviser to determine the tax impact.

Joint Owner

The contract can be owned by joint owners. If there are joint owners, we will require the signatures of both joint owners for all transactions.

Annuitant

The annuitant is the person on whose life we issue the contract. Generally, we will not issue a contract if the annuitant is age 85 1/2 or older as of the date we proposed to issue the contract.

Beneficiary

The beneficiary is the person(s) or entity you name to receive any death benefit. You name the beneficiary at the time of application. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before the annuitant dies. If an irrevocable beneficiary is named, this beneficiary must consent to the exercise of any contract rights.

You can name different classes of beneficiaries, such as primary or secondary. These classes set the order of payment. There may be more than one beneficiary in a class.

When the annuitant and owner are the same person and his/her spouse is the beneficiary of the contract, the beneficiary may continue the contract in his/her own name as annuitant and owner upon the death of the annuitant/owner.

A surviving spouse who continues the contract will do so at the then current contract value. That value may be less than the death benefit.

Ownership of a Contract

Purchasing a Contract

Purchase Payments

•	Minimum initial purchase payment – $2,000

•	Maximum total purchase payments – $1,000,000, without our prior approval.

You can make additional purchase payments to your contract. However, additional purchase payments of less than $100 are subject to our approval.

In most states, you may allocate purchase payments to the fixed account. The minimum amount that you may allocate to the fixed account is $1,000.

You may submit your initial purchase payment, along with your completed application, to your registered representative. You can make additional purchase payments:

•	by mailing your check that clearly indicates your name and contract number to our lockbox:

First Class Mail

MML Bay State – LifeTrust

Annuity Payment Services

P.O. Box 74908

Chicago, IL 60675-4908

Overnight Mail

MML Bay State – LifeTrust

350 North Orleans Street

Receipt & Dispatch

8th Floor, Suite 4908

Chicago, IL 60654

•	by instructing your bank to wire transfer funds to:

JP Morgan Chase Bank

New York, New York

ABA #021000021

MassMutual Bay State Account 323956297

Ref: Annuity Contract #

Name: (Your Name)

We have the right to reject any application or purchase payment.

Automatic Investment Plan (AIP).  Under the AIP, you may authorize us to periodically draw funds from an account of your choosing (restrictions may apply) for the purpose of making purchase payments to your contract. Payments through AIP may be as little as $100. Contact the Annuity Service Center for information regarding setting up an AIP and any restrictions regarding use of AIP.

Allocation Of Purchase Payments

When you purchase your contract, you elect how we will apply your purchase payment(s) among the investment choices. If you make additional purchase payments, we will apply them in the same way as your first purchase payment, unless you tell us otherwise.

Once we receive your purchase payment and the necessary information at our lockbox or Annuity Service Center, we will apply your first purchase payment within 2 business days. If you do not give us all the information we need, we will contact you to get it. When we receive all of the necessary information, we will then apply your first purchase payment within 2 business days. If for some reason we are unable to complete the issue process within 5 business days, we will either send back your money or get your permission to keep it until we get all of the necessary information.

If you add more money to your contract by making additional purchase payments, we will credit these amounts to your contract on the business day we receive them at our lockbox or Annuity Service Center as long as you have provided us with the necessary information to apply the purchase payment. If you do not give us all of the information we need, we will contact you to get it. We will then apply your purchase payment on the business day that we obtain the necessary information from you. Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time. If we receive your purchase payment at our lockbox or Annuity Service Center on a non-business day or after the business day closes, we will credit the amount to your contract effective the next business day.

Purchasing a Contract

Investment Choices

The Separate Account

We established MML Bay State Variable Annuity Separate Account 1 (separate account) to hold the assets that underlie the contracts. We established the separate account on January 14, 1994. We registered the separate account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

We own the assets of the separate account. However, those separate account assets equal to the reserves and other contract liabilities are not chargeable with liabilities arising out of any other business we may conduct. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to, or charged against, the contracts and not against any other contracts we may issue. We are required to maintain sufficient assets in the separate account to meet the anticipated obligations of the contracts funded by the separate account.

We have divided the separate account into 14 divisions. Each of these divisions invests in a fund. You bear the complete investment risk for purchase payments that you allocate to a fund.

The Funds

The contract offers 14 funds that are listed below. We may add or eliminate funds.

Investment Funds in which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective
MML Series Investment Fund
MML Blend Fund	Adviser: MassMutual Sub-Adviser: David L. Babson & Company Inc.	Seeks to achieve as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk and the preservation of capital.
MML Equity Fund	Adviser: MassMutual Sub-Advisers: David L. Babson & Company Inc. and Alliance Capital Management L.P.	Seeks as its primary objective to achieve a superior total rate of return over an extended period of time from both capital appreciation and current income. Its secondary objective is the preservation of capital when business and economic conditions indicate that investing for defensive purposes is appropriate.
MML Managed Bond Fund	Adviser: MassMutual Sub-Adviser: David L. Babson & Company Inc.	Seeks to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital.
MML Money Market Fund	Adviser: MassMutual Sub-Adviser: David L. Babson & Company Inc.	Seeks to achieve high current income, the preservation of capital, and liquidity.

Investment Choices

Investment Funds in which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective
Oppenheimer Variable Account Funds
Oppenheimer Aggressive Growth Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks capital appreciation by investing in “growth type” companies.
Oppenheimer Balanced Fund/VA1	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks a high total investment return, which includes current income and capital appreciation in the value of its shares.
Oppenheimer Bond Fund/VA2	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks a high level of current income with a secondary objective to seek capital appreciation when consistent with its primary objective.
Oppenheimer Capital Appreciation Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks capital appreciation by investing mainly in equity securities of well-known, established companies.
Oppenheimer Global Securities Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks long-term capital appreciation. The fund invests a substantial portion of its assets in securities of foreign issuers, “growth-type” companies, cyclical industries and special situations considered to have appreciation possibilities.
Oppenheimer High Income Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks a high level of current income from investment in high-yield fixed-income securities.
Oppenheimer Main Street Fund®/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks high total return (which includes share-value growth and current income) from equity and debt securities.
Oppenheimer Main Street Small Cap Fund®/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks capital appreciation.
Oppenheimer Money Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks maximum current income from investments in money market securities consistent with low capital risk and maintenance of liquidity.
Oppenheimer Strategic Bond Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks a high level of current income principally derived from interest on debt securities.

1 Prior to May 1, 2004, this Fund was called Oppenheimer Multiple Strategies Fund/VA.

2 As of April 29, 2005, this Fund will be called Oppenheimer Core Bond Fund/VA.

Investment Choices

There is no assurance that the funds will achieve their stated objective. The fund prospectuses contain more detailed information about the funds. Current copies of the fund prospectuses are attached to this prospectus. You should read the information contained in the fund prospectuses carefully before investing.

Administrative, Marketing and Support Service Fees

We have entered into arrangements with the investment adviser, subadviser, distributor, and/or affiliated companies of certain of the underlying funds pursuant to which we receive payments for providing administrative, marketing or other support services to the funds. These payments may be used for any corporate purpose, including payment of expenses that we incur in promoting, issuing, distributing and administering the contract.

The arrangements with the underlying funds may vary and may include payments made pursuant to a distribution and/or servicing plan adopted by the fund pursuant to Rule 12b-1 under the Investment Company Act of 1940. The payments are generally based on an annual percentage of the average net assets held in that fund by us and our affiliates. Currently, on an annual basis, the payments may range from 0.08% to 0.15% of the assets of the underlying fund attributable to the policies issued by us and our affiliates. These payments may be significant.

The Fixed Account With Market Value Adjustment

In most states, you may allocate purchase payments or transfer part of your contract value to our fixed account during the accumulation phase of your contract. The minimum purchase payment or transfer amount we permit to the fixed account is $1,000.

We divide the fixed account into segments. Each segment guarantees that we will credit your value in that segment with a specific rate of interest for a specific guaranteed period.

The end of a guarantee period for a specific amount credited to a segment is called its expiration date. At least 45 days, but not more than 75 days, before the expiration date for your contract value in the fixed account segment, we will inform you of the guaranteed rates we are offering and the guarantee periods available as of the date of such notice. The guaranteed rates on the date of a renewal may be more or less than the rates we quoted in such notice.

The guarantee period normally “renews.” In the absence of instructions from you on the expiration date, we will begin crediting interest for a new guarantee period lasting the same amount of time as the one that just ended. The contract value in the fixed account segment then earns interest at the new guaranteed rate applicable at the time of renewal.

At the expiration date for a guarantee period, you may also choose different guarantee periods from among those we are then offering, or you may transfer all or a portion of the contract value in the fixed account segment to the funds underlying the contract.

If your fixed account segment is no longer available to receive new amounts, or you choose a different segment that is no longer available, we will try to reach you so that you may make another choice. If you have not made a choice at this point, we will apply your fixed account contract value to the fixed account segment with the next shorter guarantee period available. If that segment is not available, we will apply your fixed account contract value to the fixed account segment with the next longer period.

Amounts you allocate or transfer to a segment of the fixed account earn interest at the guaranteed rate applicable to the segment on the date we credit the amounts to the segment. The interest rate we credit remains constant during the guarantee period. You may allocate multiple amounts to a single segment or to multiple segments. We may change the segments we make available for allocations of purchase payments, transfers and renewals at any time.

You do not participate in the investment performance of the assets in the fixed account. Instead, we credit your contract with interest at a specified rate that we declare in advance. We guarantee the interest rate for each segment will be at least 3% per year. We may also credit a higher rate of interest at our discretion.

Investment Choices

Any part of your contract value that is removed from a fixed account segment may be subject to a market value adjustment. Any withdrawal from the fixed account may also be subject to a contingent deferred sales charge. We explain the market value adjustment later in this prospectus. See the “Market Value Adjustment” sub-section in the “Expenses” section of this prospectus and Appendix B for further information.

Contract Value

Your contract value is the sum of your value in the separate account and the fixed account.

Your value in the separate account will vary depending on the investment performance of the funds you choose. In order to keep track of your contract value, we use a unit of measure called an accumulation unit. During the income phase of your contract we call the unit an annuity unit.

Accumulation Units

Every business day we determine the value of an accumulation unit for each of the separate account divisions. Changes in the accumulation unit value reflect the investment performance of the funds as well as the deductions we make for our separate account charges.

The value of an accumulation unit may go up or down from business day to business day. The Statement of Additional Information contains more information on the calculation of contract value.

When you make a purchase payment, we credit your contract with accumulation units. We determine the number of accumulation units to credit by dividing the amount of the purchase payment allocated to a separate account division by the value of the accumulation unit for that separate account division. When you make a withdrawal, we deduct from your contract accumulation units representing the withdrawal.

We calculate the value of an accumulation unit for each separate account division after the New York Stock Exchange closes each business day. Any change in the accumulation unit value will be reflected in your contract value.

Example:

On Monday we receive an additional purchase payment of $5,000 from you. You have told us you want this to go to the Oppenheimer Bond Fund/VA. When the New York Stock Exchange closes on that Monday, we determine that the value of an accumulation unit for the Oppenheimer Bond Fund/VA is $13.90. We then divide $5,000 by $13.90 and credit your contract on Monday night with 359.71 accumulation units for the Oppenheimer Bond Fund/VA.

Transfers and Transfer Programs

We have the right to terminate, suspend or modify the transfer and transfer program provisions described in this prospectus.

You can make transfers by telephone or by other means we authorize. Transfers by telephone are automatically available to contract owners, unless we receive specific instructions that you do not want this service. To make transfers other than by telephone, you must submit a written request. We will use reasonable procedures to confirm that instructions given to us are genuine. We may be liable for any losses due to unauthorized or fraudulent instructions, if we fail to use such procedures. We may tape record all telephone instructions. We currently do not offer the telephone transfer service to contracts owned by trustees.

Your transfer is effective on the business day we receive your fully completed request at our Annuity Service Center. Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time. If we receive your transfer request at our Annuity Service Center on a non-business day or after our business day closes, your transfer request will be effective on the next business day.

Investment Choices/Transfers and Transfer Programs

We reserve the right to limit the number and frequency of transfers you may make during a contract year.

Transfers During the Accumulation Phase

During the accumulation phase you can transfer all or part of your contract value among the funds and, if available, the fixed account. We reserve the right to not allow transfers during the 30 day period before your contract enters the income phase.

If you make more than 4 transfers in a contract year, we reserve the right to charge a $20 transfer fee. Currently, we do not impose a fee as long as you do not make more than 14 transfers a contract year. Furthermore, any transfers due to participation in the Dollar Cost Averaging or Asset Reallocation Programs, are not subject to the assessment of a transfer fee, and therefore, do not count toward your 14 free transfers every contract year.

The following rules apply to transfers during the accumulation phase:

(1)	Currently, the minimum amount you may transfer is the lesser of:

•	$100, or

•	your total contract value in a fund or fixed account segment.

We	reserve the right to impose a minimum transfer requirement of $500.

(2)	The minimum amount you may transfer to a fixed account segment is $1,000. We will not process a transfer to a fixed account segment if the segment you elected is not available.

(3)	Any amount you transfer from the fixed account is subject to a market value adjustment, unless the transfer is made within 30 days of the end of the guarantee period for the segment. We will apply the market value adjustment as of the date of the transfer.

(4)	We deduct any transfer fee from the fund or fixed account segment from which you request the transfer. If the balance remaining in the fund or fixed account segment is not sufficient to cover the fee, we will deduct the fee from the amount you are transferring.

(5)	You must clearly indicate the amount you wish to transfer from a fund or fixed account segment. Also, you must clearly indicate the funds or fixed account segment to which the transfer will be made. Unless you specify otherwise, we will transfer amounts from a fixed account segment on a first-in, first-out basis. If you request a transfer during the income phase, you must clearly indicate the percentage you wish to transfer among the funds.

Limits on Frequent Trading and Market Timing Activity

This contract and its investment choices are not designed to serve as vehicles for what we have determined to be frequent trading or market timing trading activity. We consider these activities to be abusive trading practices that can disrupt the management of a fund in the following ways:

•	by requiring the fund to keep more of its assets liquid rather than investing them for long term growth, resulting in lost investment opportunity; and

•	by causing unplanned portfolio turnover.

These disruptions, in turn, can result in increased expenses and can have an adverse effect on fund performance that could impact all contract owners and beneficiaries under the contract, including long-term contract owners who do not engage in these activities. Therefore, organizations and individuals that intend to trade frequently and/or use market timing investment strategies should not purchase this contract.

We have adopted policies and procedures to help us identify those individuals or entities who we determine may be engaging in frequent trading and/or market timing trading activities. We monitor trading activity to uniformly enforce those procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Therefore, despite our efforts to prevent frequent trading and the market timing among the funds, there can be no assurance that we will be able to identify all those who trade frequently or employ a market timing strategy, or that we will be able to curtail their trading in every instance.

Transfers and Transfer Programs

If we, or the investment adviser to any of the funds available with this contract, determine that a contract owner’s transfer patterns reflect frequent trading or employment of a market timing strategy, we reserve the right to take restrictive action. Such action includes, but is not limited to:

•	not accepting transfer instructions from a contract owner or other person authorized to conduct a transfer;

•	restricting the ability to submit transfer requests by overnight mail, facsimile transmissions, the telephone, our website or any other type of electronic medium;

•	limiting the amount of transfer requests that can be made during a contract year; and

•	requiring the value transferred into a fund to remain in that fund for a particular period of time before it can be transferred out of the fund.

We will notify you in writing if we reject a transfer or if we implement a restriction due to frequent trading or the use of market timing investment strategies. If we do not accept a transfer request, we will return the contract value to the investment choice from which the transfer was attempted as of the business day your transfer request is rejected. We may, among other things, then require you to resubmit the rejected transfer by regular mail only.

Orders for the purchase of fund shares may be subject to acceptance by the fund. Therefore, we reserve the right to reject, without prior notice, any transfer request to a subaccount if the subaccount’s investment in the corresponding fund is not accepted for any reason.

Transfers During the Income Phase

During the income phase of the contract, we limit transfers among the funds to once every three months if the annuitant is receiving variable monthly payments. We do not permit transfers if the annuitant is receiving fixed income payments. We do not assess a charge for making transfers during the income phase.

The minimum amount you may transfer is the lesser of:

•	$500, or

•	your total contract value in a fund.

Once annuity payments begin, we do not allow transfers between a fixed income and a variable monthly income option.

Automatic Transfers

We currently offer the following two automatic transfer programs:

•	Dollar Cost Averaging Program

•	Asset Reallocation Program

These programs are only available during the accumulation phase. You may participate in only one of the automatic transfer programs at a time. We currently do not charge you for participating in these programs, but we reserve the right to do so in the future. You may not allocate values in the fixed account to any automatic transfer program.

Dollar Cost Averaging Program

The Dollar Cost Averaging Program allows you to systematically transfer a set amount from a selected fund to any of the other funds. By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations.

Dollar Cost Averaging does not assure a profit and does not protect you against loss in declining markets. Since dollar cost averaging involves continuous investment in securities regardless of fluctuating price levels of such securities, you should consider your financial ability to continue the Dollar Cost Averaging Program through periods of fluctuating price levels.

The minimum amount you may transfer to any fund is $100. You must have a minimum balance of at least $600 in the originating fund in order to participate in the Dollar Cost Averaging Program. The transfers we make in your contract as part of the dollar cost averaging program do not count in the number of transfers we permit without a transfer fee.

The minimum duration of participation in any Dollar Cost Averaging program is currently 6 months or until there is no money left in the originating fund. Dollar cost averaging transfers can be made monthly, quarterly, semiannually or

Transfers and Transfer Programs

annually. We will make dollar cost averaging transfers on the 15th of the month. You may change your transfer options at any time by written request or by request over the telephone.

Your Dollar Cost Averaging Program will terminate:

•	if you withdraw your total contract value;

•	upon payment of the death benefit;

•	if we make the last transfer you selected;

•	if you begin the income phase of your contract; or

•	if we receive your written request or request over the telephone to terminate the program at least 5 business days prior to the next scheduled transfer date.

We have the right to modify, terminate or suspend the Dollar Cost Averaging Program.

Asset Reallocation Program

The asset reallocation program allows you to periodically adjust the percentage of contract value you allocated to selected funds. We will automatically transfer money between your selected funds to maintain your desired allocation. With the asset reallocation program, you can maintain a balanced and diversified approach to investing, as decreases in one fund can be offset by gains in another.

You can choose to have the transfers occur quarterly, semi-annually, or annually. We will reallocate your contract value based on the allocation selection you have in effect for any new purchase payments.

Your Asset Reallocation program will terminate:

•	if you withdraw your total contract value;

•	upon payment of the death benefit;

•	if we make the last transfer you selected;

•	if you begin the income phase of your contract; or

•	if we receive your written request or request over the telephone to terminate the program at least 5 business days prior to the next scheduled transfer date.

Withdrawals

During the accumulation phase and if the annuitant is alive, you may make either partial or total withdrawals of your contract value. The contract does not provide a death benefit after you withdraw your full contract value.

We will pay any full or partial withdrawal to the qualified plan trustee or plan administrator, if you purchased your contract under a tax-qualified retirement plan, a non-qualified deferred compensation plan or a deferred compensation plan for a tax-exempt organization. The only exceptions are for required minimum distribution payments and for withdrawals from Keogh plans.

If you make a partial withdrawal, you must tell us from which funds or fixed account segment you want the withdrawal taken. If you request a withdrawal from a fixed account segment, and do not specify otherwise, we will take the withdrawal on a first-in, first-out basis.

When making a partial withdrawal, you must withdraw at least $100. If your request for a partial withdrawal will reduce your contract value to less than $1,000, we reserve the right to treat the request as a full withdrawal of your contract value unless your partial withdrawal is a minimum required distribution.

Any withdrawal from a fund is subject to a contingent deferred sales charge. We will pay any partial withdrawal in one sum. If you request a full withdrawal of your contract value, you may ask us to make the payment in one sum or apply the amount to one or more payment options.

When you make a total withdrawal you will receive the value of your contract:

•	less any applicable contingent deferred sales charge;

•	less any applicable premium tax;

•	less an administrative charge;

•	less any purchase payments we credited to your contract that have not cleared the bank, until they clear the bank.

We also apply a market value adjustment to amounts you withdraw from the fixed account, unless you withdraw during the 30-days before the end of the guaranteed period.

Transfers and Transfer Programs/Withdrawals

Requests in Writing.  To request a withdrawal in writing, submit to the Annuity Service Center, our fully completed partial surrender or surrender form. If your withdrawal involves an exchange or transfer of assets to another financial institution, we also require a “letter of acceptance” from the financial institution.

Requests By Telephone.  We do not allow full withdrawal requests by telephone. However, you may request partial withdrawals by telephone subject to the following rules:

•	The person requesting the partial withdrawal is the contact owner;

•	The withdrawal amount may not exceed $25,000;

•	The check will be made payable to the contract owner and joint contract owner, if applicable;

•	The check will be sent to the address of the contract owner requesting the partial withdrawal;

•	A change of address must not have been made within 30 calendar days prior to the partial withdrawal request;

•	The request must not be for a withdrawal that is part of a series of substantially equal periodic payments made for life or your life expectancy or for the joint lives or joint life expectancies of you and your designated beneficiary; and

•	The contract must be a non-qualified contract or IRA contract (excluding deferred compensation plans).

Withdrawal Effective Date.  For written requests, your withdrawal is effective on the business day we receive, at the Annuity Service Center, our partial surrender or surrender form, fully completed, and, if applicable, a “letter of acceptance.” If we receive this item(s) at our Annuity Service Center on a non-business day or after our business day closes, your withdrawal request will be effective on the next business day. For telephone requests, your withdrawal is effective on the business day we receive your call. For calls received after the close of the business day, your withdrawal will be effective on the next business day.

Delivery of Withdrawal Amount.  We will pay any withdrawal amount within 7 days of the withdrawal effective date, unless we are required to suspend or postpone withdrawal payments.

Automatic Partial Withdrawals

We may from time to time refer to this as the Systematic Withdrawal Program.

The automatic partial withdrawals program is not available if you purchased the contract under a tax-qualified retirement plan, a non-qualified deferred compensation plan or a deferred compensation plan for a tax-exempt organization.

This program provides for an automatic monthly, quarterly, semi-annual or annual payment of at least $100. To initiate this program, your contract value must be at least $10,000. Currently, we do not charge you to participate in this program, but we reserve the right to charge a fee in the future. This program is only available during the accumulation phase.

You may elect this program in writing or over the telephone. Requests made over the telephone are subject to the rules for requests by telephone described in the Withdrawals – Request By Telephone section of this prospectus. Your automatic withdrawal program will begin on the start date you selected as long as we receive your fully completed written request or request over the telephone at least 5 business days before the start date you selected. If you elect to receive your payment pursuant to an electronic funds transfer (“EFT”), we must receive your request at least 10 business days before the start date you elected.

We may defer the start of your automatic withdrawal program for one month if your automatic withdrawal start date is less than 5 business days (10 business days for an EFT) after we receive your fully completed written request or request over the telephone. If you do not select a start date, we will automatically begin automatic withdrawals within 5 business days (10 business days for an EFT) after we receive your fully completed written request or request over the telephone. If you are currently participating in an automatic withdrawal program and you want to begin receiving your payments pursuant to an EFT, we will need 10 business days notice to implement this change.

Withdrawals

Your automatic withdrawal program ends:

•	if you withdraw your total contract value;

•	if the next automatic withdrawal will lower your contract value below the minimum contract value we allow following a partial withdrawal, unless your withdrawal is a minimum required distribution;

•	upon payment of the death benefit;

•	if we process the last withdrawal you selected;

•	if you begin the income phase of your contract; or

•	if we receive your written request or request over the telephone to terminate the program at least 5 business days prior to the next scheduled transfer date.

If you participate in this program, you may be subject to contingent deferred sales charges and market value adjustments.

Income taxes, tax penalties and certain restrictions may apply to any withdrawal you make.

Expenses

There are charges and other expenses associated with the contracts that reduce the return on your investment in the contract. These charges and expenses are:

Insurance Charges

Each business day we deduct our insurance charges from the assets of the separate account. We do this as part of our calculation of the value of the accumulation units and the annuity units.

The insurance charge has three parts:

•	the mortality and expense risk charge,

•	the administrative expense charge, and

•	the death benefit charge.

The total insurance charges currently are 1.40% of the daily value of the assets invested in each fund, after fund expenses are deducted. We have the right to increase these charges to a total of 1.50%.

Mortality and Expense Risk Charge.  This charge is equal, on an annual basis, to 1.15% of the daily value of the assets invested in each fund, after fund expenses are deducted. We can increase this charge, but the charge will never exceed 1.25%. This charge is for:

•	the mortality risk associated with the insurance benefits we provide, including our obligation to make annuity payments after the maturity date regardless of how long all annuitants live, the death benefits, and the guarantee of rates used to determine your annuity payments during the income phase; and

•	the expense risk that the current administrative expense charge and administrative charge will be insufficient to cover the actual cost of administering the contracts.

If the current mortality and expense risk charge is not sufficient to cover the mortality and expense risk, we will bear the loss. If this is the case, we may raise the mortality and expense risk charge in order to restore profitability. In no case will we raise the charge above the guaranteed amount. If the amount of the charge is more than sufficient to cover the mortality and expense risk, we will make a profit on the charge. We may use this profit for any purpose, including the payment of marketing and distribution expenses for the contract.

Administrative Expense Charge.  This charge is equal, on an annual basis, to 0.15% of the daily value of the assets invested in each fund, after fund expenses are deducted. We assess this charge, together with the administrative charge, to reimburse us for all the expenses associated with the administration of the contract and the separate account. Some of these expenses are: preparation of the contract, confirmations, annual reports and statements, maintenance of contract records, personnel costs, legal and accounting fees, filing fees, and computer and systems costs.

Death Benefit Charge.  This charge is equal, on an annual basis, to 0.10% of the daily value of the assets invested in each fund, after fund expenses are deducted. We assess this charge to reimburse us for the cost of providing the enhanced death benefit.

Withdrawals/Expenses

Administrative Charge

Starting in the second contract year, we impose a charge against each contract to reimburse us for expenses relating to the issuance and maintenance of the contract. We deduct this charge on the first day of the contract year. We also assess this charge on death, maturity, or full withdrawal.

The administrative charge is currently $30. We may increase this charge, but it will not exceed $50. We will not deduct this charge if the value of your contract is $50,000 or more, when we are to make the deduction.

We deduct this charge on a pro rata basis from each fund, then pro rata from the fixed account segments. Any deductions we make from the fixed account segments, will be on a first-in, first-out basis.

We have designed the administrative expense charge and the administrative charge so that we do not profit from these charges.

Contingent Deferred Sales Charge

We do not deduct a sales charge when we receive a purchase payment. However, we may assess a contingent deferred sales charge on the amount you withdraw that exceeds the free withdrawal amount. We may also apply the charge when your contract enters the income phase or when we pay certain death benefits. We use this charge to cover certain expenses related to the sale of the contract.

The amount of the contingent deferred sales charge depends on the amount of the purchase payments and the length of time since you made the purchase payments. The contingent deferred sales charge is assessed as follows:

Full Years Since Payment	Percentage
0	7%
1	6%
2	5%
3	4%
4	3%
5	2%
6	1%
7 or more	0%

After your purchase payment has been in the contract for 7 years, there is no contingent deferred sales charge when you withdraw the purchase payment. Each purchase payment has its own 7-year sales charge period. We take withdrawals first from purchase payments, then from earnings. For purposes of the contingent deferred sales charge, we treat withdrawals as coming from the oldest purchase payments first.

In addition to the free withdrawals described later in this section, we will not impose a contingent deferred sales charge under the following circumstances:

•	Upon the payment of a death benefit upon the annuitant’s death if the annuitant was younger than age 75 1/2 when we issued the contract.

•	When the contract enters the income phase if you apply the entire contract value:

•	under a variable lifetime payment option or variable fixed-time payment option within the contract (with payments for 10 years or more); or

•	under a fixed or combination fixed and variable lifetime payment option, or fixed-time payment option within the contract (with payments for 10 years or more), and the annuitant is age 59 1/2 or older.

•	When a company agent sells a contract to specific members of his or her family.

•	Upon payment of a minimum required distribution that exceeds the free withdrawal amount.

•	When the contract is exchanged for another variable annuity contract issued by us or one of our affiliated insurance companies, of the type and class which we determine is eligible for such an exchange. A contingent deferred sales charge may apply to the contract received in the exchange. Exchange programs may not be available in all states. We have the right to modify, suspend or terminate any exchange program at any time without prior notification. If you want more information about our current exchange programs, contact your registered representative or us at our Annuity Service Center.

Expenses

Free Withdrawals

Each contract year you may withdraw the following without incurring a contingent deferred sales charge:

•	All unredeemed purchase payments that have been in the contract for 7 full years; and

•	10% of purchase payments that are less than 7 years old.

Market Value Adjustment

We will apply a market value adjustment (MVA) to the following amounts withdrawn from a fixed account segment, unless those amounts are withdrawn within 30 days prior to the end of the fixed account segment’s guarantee period:

•	full or partial withdrawals;

•	transfers;

•	a death benefit based on a contract owner’s death; and

•	amounts applied to an annuity payment when your contract enters the income phase.

We apply the MVA to the amount withdrawn:

•	after the deduction of any applicable administrative charge, and

•	before the deduction of any applicable contingent deferred sales charge.

The MVA reflects the relationship between the current interest rate and the guaranteed interest rate. It also reflects the time remaining in the guarantee period. Generally, if the guaranteed interest rate is lower than the applicable current interest rate, the MVA will usually result in a lower payment on withdrawal. Similarly, if the guaranteed interest rate is higher than the applicable current interest rate, the MVA will result in a higher payment on withdrawal. Therefore, the MVA can be positive or negative. However, application of the MVA will never result in a payment upon withdrawal that is lower than if the guaranteed rate had been 3%.

See Appendix B of this prospectus for further information.

Premium Taxes

Some states and other governmental entities charge premium taxes or similar taxes. We are responsible for the payment of these taxes and will make a deduction for them from the value of your contract. Currently, we deduct any applicable premium tax when you make a full withdrawal, when we pay a death benefit or when your contract enters the income phase. We reserve the right to deduct any premium tax when you make a purchase payment. Premium taxes generally range from 0% to 3.5%, depending on the state.

Transfer Fee

If you make more than 4 transfers in a contract year during the accumulation phase, we reserve the right to charge a $20 fee. Currently, we do not impose a fee as long as you do not make more than 14 transfers in a contract year. Any transfers you make due to participation in the Dollar Cost Averaging or Asset Reallocation Programs, are not subject to the assessment of a transfer fee, and therefore, do not count toward your 14 free transfers every contract year.

If you request a dollar amount, we will deduct any transfer fee from the amount transferred. If you request to transfer a percentage of your value in an investment choice, we will deduct any transfer fee from the amount remaining in the investment choice. If you transfer the entire amount in an investment choice, we will deduct the transfer fee from the amount you transfer.

During the income phase, if you are receiving variable monthly payments, you may transfer among the funds once every three months. We do not impose a fee on these transfers.

Income Taxes

We will deduct from the contract any income taxes which we incur because of the operation of the separate account. At the present time, we are not making any such deductions. We will deduct any withholding taxes required by law.

Fund Expenses

The Separate Account purchases shares of the funds at net asset value. The net asset value of each fund reflects investment management fees and other expenses already deducted from the assets of the fund. Please refer to the fund prospectuses for more information regarding these expenses.

Expenses

The Income Phase

If you want to receive regular income from your annuity, you can choose to receive fixed and/or variable annuity payments under one of several annuity options. If you do not wish a regular income, you may elect to receive your contract value, minus any charges, in one sum. If you do not choose a payment option within 30 days of the maturity date, we will assume that you selected a variable monthly annuity under a life income option with payments guaranteed for 10 years.

You can choose the month and year in which those payments begin. We call that date the maturity date.

You can defer the maturity date to any date we permit by giving us written notice. We must receive this notice at our Annuity Service Center at least 90 days before the maturity date currently in effect. Your maturity date may not be later than the contract anniversary nearest the annuitant’s 90th birthday, or earlier if required by state law. If you defer the maturity date, if your contract has any riders, the riders will be cancelled.

You may also request an earlier maturity date by giving us written notice. We must receive this notice at our Annuity Service Center at least 30 days before the earlier maturity date desired.

At the maturity date, you have the same fund choices that you had during the accumulation phase. If you do not tell us otherwise, we will base your annuity payments on the investment allocations that are in place on the maturity date.

We make annuity payments based on the age and sex of the annuitant under all options except the fixed-time payment option. We may require proof of age and sex before annuity payments begin.

If your contract value is less than $2,000 on the maturity date, or if the first payment under a variable monthly income option is less than $20, we reserve the right to pay you a lump sum rather than a series of annuity payments. If payments under a fixed income option amount to less than $20 each, we have the right to make payments at less frequent intervals.

In order to avoid adverse tax consequences, you should begin to take distributions from your tax-qualified contract no later than the beginning date required by the Internal Revenue Service. Such distributions should be at least equal to the minimum amount required by the Internal Revenue Service or paid through an annuity option that complies with the Required Minimum Distribution Rules of Internal Revenue Code section 401(a)(9). If your contract is an IRA, the required beginning date should be no later than April 1 of the year after you reach age 70 1/2. For qualified plans and TSAs, that date is no later than April 1 of the year following the later of the year you reach age 70 1/2 or the year in which you retire.

Fixed Income Payments

If you elect a fixed income option, the payment amount will not vary. The payment amount will depend upon the following 7 things:

•	the value of your contract on the maturity date;

•	the deduction of premium taxes, if applicable;

•	the deduction of the administrative charge;

•	the annuity option you select;

•	the age and sex of the annuitant (and joint annuitant if a joint payment option is elected);

•	the deduction of a contingent deferred sales charge, if applicable; and

•	the application of a market value adjustment, if applicable.

Variable Income Payments

If you elect a variable monthly income option, over time the payment amount will vary with the investment performance of the funds. The first payment amount will depend on the following 8 things:

•	the value of your contract on the maturity date;

•	the deduction of premium taxes, if applicable;

•	the deduction of the administrative charge;

The Income Phase

•	the deduction of a contingent deferred sales charge, if applicable;

•	the annuity option you select;

•	the age and sex of the annuitant (and joint annuitant if a joint payment option is elected);

•	the assumed investment rate (AIR) of 4%; and

•	the application of a market value adjustment, if applicable.

Future variable payments will depend on the performance of the funds you selected. If the actual performance exceeds the 4% assumed investment rate plus the deductions for expenses, your annuity payments will increase. Similarly, if the actual rate is less than 4% plus the amount of the deductions, your annuity payments will decrease.

If you elect a variable monthly income option, we will credit any portion of your contract value in the fixed account to the MML Money Market Fund unless you instruct us otherwise. You may transfer among the funds no more frequently than once every 3 months.

Annuity Unit Value

In order to keep track of the value of your variable annuity payment, we use a unit of measure called an annuity unit. We calculate the number of your annuity units at the beginning of the income phase. During the income phase, the number of annuity units will not change. However, the value of your annuity units will change to reflect the investment performance of the funds you selected.

For a more detailed description of how the value of an annuity unit and the amount of the variable monthly income payments are calculated, see the Statement of Additional Information.

Annuity Options

The following annuity options are available. After annuity payments begin, you cannot change the annuity option or the frequency of annuity payments. In addition, during the income phase we do not allow withdrawals, except as explained under the fixed time payment option. Other payment options may be available, if agreed to by us, including options with a right to withdraw an unpaid balance or apply an unpaid balance under another annuity option.

Level Income Payment Option.  We will make level monthly payments. The amount of each payment may not be less than $10 for each $1,000 applied. Each month we will credit interest on the unpaid balance. We will determine the interest rate but it will not be less than 2.5% per year. Payments will continue until the amount we hold runs out. This option is not available as a variable monthly income option.

Fixed Time Payment Option.  We will make fixed and/or variable monthly income payments for any period selected, up to 30 years. You may elect to withdraw the full amount, subject to any applicable contingent deferred sales charge, of the present value of the remaining unpaid variable monthly income payments. We will calculate the present value of variable payments using an assumed investment rate of 4% per year unless state law requires a lower rate.

Lifetime Payment Option.  We make fixed and/or variable monthly income payments based on the life of the annuitant. If you elect this option, we will make income payments:

•	without any guaranteed number of payments;

•	with payments guaranteed for 5, 10 or 20 years; or

•	with payments guaranteed for the amount applied (fixed payments only).

Joint and Survivor Life Payment Option.  We make fixed and/or variable monthly payments during the lifetime of 2 annuitants. When one dies, we will continue making these payments as if both annuitants were alive. We will stop payments once both annuitants have died. If you elect this option, we will make income payments either:

•	without any guaranteed number of payments; or

•	with payments guaranteed for 10 years.

Joint and Survivor Life Payment Option (Two-Thirds to the Survivor).  We make fixed and/or variable monthly income payments during the lifetime of 2 annuitants. When one dies, we will make reduced payments during the lifetime of the survivor. The reduced payments will be two-thirds of what they would have been if both annuitants were alive. We will stop payments once both annuitants have died.

Interest Payment Option.  We will hold any amount applied under this option. We will pay interest on the unpaid balance each month at a rate we determine. The rate will not be less than 2.5%

The Income Phase

per year. This option is not available as a variable monthly income option.

Limitation on Payment Options.  If you purchased this as a tax-qualifed contract, the Internal Revenue Code may impose restrictions on the types of payment options that you may elect.

Payments After Death of an Annuitant

Generally, if a payment option with a guaranteed number of payments is elected, and the annuitant(s) die before we have completed the guaranteed number of payments, we will continue making the guaranteed payments to the designated beneficiary.

Death Benefit

We pay a death benefit when either the annuitant or the contract owner dies. If the contract is owned by joint owners, we make the payment upon the first death of the two owners. If the owner and the annuitant are the same, we pay the annuitant death benefit.

Contract Owner Death Benefit

If a contract owner, who is not the annuitant, dies while the contract is in the accumulation phase, we pay the cash redemption value of the contract to the beneficiary. The cash redemption value is the contract value, minus any applicable:

•	administrative charge,

•	contingent deferred sales charge,

•	premium tax, and

•	market value adjustment.

Annuitant Death Benefit During the Accumulation Phase

If the annuitant’s age when we issued the contract was 75 1/2 or younger, the death benefit will be the greater of:

•	the contract value less any applicable administrative charge, or

•	all purchase payments, less any withdrawals, accumulated at 5% until the annuitant’s 75th birthday, and 0% thereafter. This amount cannot exceed two times the total of all purchase payments, less withdrawals.

If the annuitant’s age when we issued the contract was more than 75 1/2, the death benefit will be the greater of:

•	the contract value less any applicable administrative charge, and any contingent deferred sales charge

•	all purchase payments, less any withdrawals.

We will reduce any death benefit amount by any applicable premium tax. We determine the death benefit amount as of the business day we receive due proof of death at our Annuity Service Center. The death benefit may be paid in a lump-sum payment, or with our consent, under one of the available payment options. If a lump-sum payment is requested, we will pay the death benefit within 7 days of our receipt of proof of death and all other requirements at our Annuity Service Center. If the beneficiary does not elect a payment option, we will pay the death benefit in one sum.

The Income Phase/Death Benefit

Taxes

NOTE:  We have prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances. We have included in the Statement of Additional Information an additional discussion regarding taxes.

Annuity Contracts In General

Annuity contracts are a means of setting aside money for future needs – usually retirement. Congress recognized how important saving for retirement was and provided special rules in the Internal Revenue Code (Code) for annuities.

Simply stated, these rules provide that you will not be taxed on the earnings on the money held in your annuity contract until you take the money out. This is referred to as tax deferral.

There are different rules as to how you are taxed depending on how you take the money out and the type of contract qualified or non-qualified (see following sections).

You, as the owner of a non-qualified annuity, will generally not be taxed on increases in the value of your contract until a distribution occurs – either as a withdrawal or as annuity payments. When you make a withdrawal, you are taxed on the amount of the withdrawal that is earnings. For annuity payments, different rules apply. A portion of each annuity payment is treated as a partial return of your purchase payments and is not taxed. The remaining portion of the annuity payment is treated as ordinary income. How the annuity payment is divided between taxable and non-taxable portions depends upon the period over which the annuity payments are expected to be made. Annuity payments received after you have recovered all of your purchase payments are fully includible in income.

Certain states treat individuals in a same-sex marriage, civil union or domestic partnership as spouses for purposes of state law. However, current federal income tax law only recognizes spouses if they are married individuals of the opposite sex. Consequently, certain transactions such as a change of ownership or continuation of the contract after death, will be reported as taxable if the individuals involved in the transaction are of the same sex, despite their treatment as spouses under state law. A tax adviser should be consulted to determine proper federal and state tax treatment of any of the transactions described above.

When a non-qualified contract is owned by a non-natural person (e.g., a corporation, limited liability company, partnership or certain other entities) the contract will generally not be treated as an annuity for tax purposes. This means that gain in the contract will be taxed each year while the contract is in the accumulation phase. This treatment is not applied to a contract held by a trust or other entity as an agent for a natural person. Before purchasing a contract to be owned by a non-natural person or changing ownership on an existing contract that will result in it being owned by a non-natural person, you should consult a tax adviser to determine the tax impact.

On June 7, 2001, President Bush signed into law the “Economic Growth and Tax Relief Reconciliation Act of 2001” (“EGTRRA”). Some of EGTRRA’s provisions include increased contribution limits for tax-qualified retirement plans, catch-up contribution limits for eligible participants and enhanced rollover opportunities. It is important to note that some states do not automatically conform their state income tax codes to reflect changes to the federal income tax code. Consequently, these states will not follow the provisions enacted by EGTRRA until they conform their income tax codes to the federal code. This nonconformity may result in state income tax consequences to participants of qualified retirement arrangements. Accordingly, participants of qualified retirement arrangements are urged to seek the advice of their independent tax counsel to determine whether any adverse state income tax consequences would result from their compliance with EGTRRA’s provisions.

Qualified And Non-Qualified Contracts

If you purchase the contract as an individual and not under any tax-qualified retirement plan, specially sponsored program or an individual

Taxes

retirement annuity, your contract is referred to as a non-qualified contract.

If you purchase the contract under a tax-qualified retirement plan, specially sponsored program, or an individual retirement annuity (IRA), your contract is referred to as a qualified contract. Examples of tax-qualified retirement plans are: deductible and non-tax-deductible IRAs, Tax Sheltered Annuities (TSAs), and pension and profit-sharing plans, which include 401(k) plans and H.R. 10 Plans.

The Code provides that multiple non-qualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution.

Withdrawals – Non-Qualified Contracts

The code generally treats any withdrawals (1) allocable to purchase payments made after August 13, 1982 in an annuity contract entered into prior to August 14, 1982 and (2) from an annuity contract entered into after August 13, 1982, as first coming from earnings and then from your purchase payments. The withdrawn earnings are includible in income.

The Code also provides that any amount received under an annuity contract that is included in income may be subject to a penalty. The amount of the penalty is equal to 10% of the amount that is includible in income. Some withdrawals will be exempt from the penalty. They include any amounts:

(1)	paid on or after you reach age 59 1/2;

(2)	paid to your beneficiary after you die;

(3)	paid if you become totally disabled (as that term is defined in the Code);

(4)	paid in a series of substantially equal periodic payments made annually or more frequently, for life or your life expectancy or for the joint lives or joint life expectancies of you and your designated beneficiary;

(5)	paid under an immediate annuity; or

(6)	which come from purchase payments made prior to August 14, 1982.

Withdrawals – Qualified Contracts

If you have no cost basis for your interest in a qualified contract, the full amount of any distribution is taxable to you as ordinary income. If you do have a cost basis for your interest, a portion of the distribution is taxable, generally based on the ratio of your cost basis to your total contract value. Special tax rules may be available for certain distributions from a qualified contract.

Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from tax-qualified retirement plans, including contracts issued and qualified under Code Sections 401 (Pension and Profit-Sharing Plans), 403 (Tax-Sheltered Annuities), 408 (Individual Retirement Annuities – IRAs), and 408A (Roth IRAs). Exceptions from the penalty tax are as follows:

•	distributions made on or after you reach age 59 1/2;

•	distributions made after your death or disability (as defined in Code Section 72(m)(7));

•	after severance from employment, distributions that are part of a series of substantially equal periodic payments made not less frequently than annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary (in applying this exception to distributions from IRAs, a severance from employment is not required);

•	distributions made after severance from employment if you have reached age 55 (not applicable to distributions from IRAs);

•	distributions made to you up to the amount allowable as a deduction to you under Code Section 213 for amounts you paid during the taxable year for medical care;

•	distributions made on account of an IRS levy made on a tax-qualified retirement plan or IRA;

•	distributions made to an alternate payee pursuant to a qualified domestic relations order (not applicable to distributions from IRAs);

•	distributions from an IRA for the purchase of medical insurance (as described in Code Section 213(d)(1)(D)) for you and your spouse and dependents if you received unemployment compensation for at least 12 weeks and have not been re-employed for at least 60 days;

Taxes

•	distributions from an IRA to the extent they do not exceed your qualified higher education expenses (as defined in Code Section 72(t)(7)) for the taxable year; and

•	distributions from an IRA which are qualified first-time home buyer distributions (as defined in Code Section 72(t)(8)).

Generally, distributions from a tax-qualified retirement plan must begin no later than April 1st of the calendar year following the later of (a) the year in which you attain age 70 1/2 or (b) the calendar year in which you retire. The date set forth in (b) does not apply to an IRA. Required distributions do not apply to a Roth IRA during your lifetime. Required distributions generally must be over a period not exceeding your life expectancy or the joint lives or joint life expectancies of you and your designated beneficiary. Under the 2002 Final and Temporary Regulations issued under Code Section 401(a)(9), required distributions may be made over joint lives or joint life expectancies if your designated beneficiary is your spouse who is more than 10 years younger than you. If required minimum distributions are not made, a 50% penalty tax is imposed on the amount that should have been distributed.

The 2002 Final and Temporary Regulations issued under Code section 401(a)(9) included a provision that could increase the amount of required minimum distributions for certain individuals. Temporary Regulation section 1.401(a)(9)-6T, Q&A-12, requires that when calculating an individual’s account balance for required minimum distribution purposes, the balance must include the actuarial value of any other benefits that will be provided under the annuity contract. The IRS provided relief from this provision in Notice 2003-2 and indicated that such relief will continue to be available at least through the end of the calendar year in which final regulations are issued. It is unclear at this time how any final regulations would impact this issue.

Withdrawals – Tax-Sheltered Annuities

The Code limits the withdrawal of purchase payments made by owners through salary reductions from certain Tax-Sheltered Annuities. Withdrawals of salary reduction amounts and their earnings can only be made when an owner:

•	reaches age 59 1/2;

•	has a severance from employment;

•	dies;

•	becomes disabled, as that term is defined in the Code; or

•	in the case of hardship.

In the case of hardship, the owner can only withdraw the purchase payments and not any earnings. Salary reduction payments cannot be made for 6 months following a hardship withdrawal.

Any contract value as of December 31, 1988, is not subject to these restrictions. Additionally, return of “excess contributions” or amounts paid to a spouse as a result of a qualified domestic relations order are generally not subject to these restrictions.

Non-Resident Aliens

Generally, a pre-death distribution from a contract to a non-resident alien is subject to federal withholding tax at a rate of 30% of the amount of income that is distributed. A “non-resident alien” is a person who is neither a US citizen nor resident in the US. We are required to withhold this tax and send it to the Internal Revenue Service. Some distributions to non-resident aliens may be subject to a lower (or no) tax if a treaty applies. In order to obtain the benefits of such a treaty, the non-resident alien must claim the treaty benefit on a Form W8-BEN, providing us with: (1) proof of residency (in accordance with Internal Revenue Service requirements); and (2) an US individual taxpayer identification number. If the non-resident alien does not meet the above conditions, we will withhold 30% of income from the distribution.

Taxes

Other Information

Performance

We may advertise certain performance-related information. This information reflects historical performance and is not intended to indicate or predict the future performance.

Standardized Total Returns.  We will show standardized average annual total returns for separate account divisions that have been in existence for more than one year. These returns assume you made a single $1,000 payment at the beginning of the period and withdrew the entire amount at the end of the period. The return reflects a deduction for the contingent deferred sales charge, the administrative charge and all other separate account and contract level charges, except premium taxes, if any.

If a division has been in existence for less than one year, we will show the aggregate total return. This assumes you made a single $1,000 payment at the beginning of the period and withdrew the entire amount at the end of the period. The return reflects the change in unit value and a deduction of the contingent deferred sales charge.

Nonstandard Total Returns.  We will also show total returns based on historical performance of the divisions and underlying funds. We may assume the contracts were in existence prior to their inception date, November 14, 1994, which they were not. Total return percentages include all fund level expenses, total separate account expenses and all contract level charges. The returns do not include premium taxes, if any. If premium taxes were included, returns would be less than those shown.

We may also calculate total return percentages which include all fund expenses and total separate account expenses. The total return percentages will not include the contingent deferred sales charge, annual maintenance charge, or premium taxes, if any. If these charges were included, returns would be less than those shown.

Total Returns  compare the value of an accumulation unit at the beginning of a period with the value of an accumulation unit at the end of the period.

Average Annual Total Returns  measure this performance over a period of time greater than one year. Average annual total returns compare values over a given period of time and express the percentage as an average annual rate.

Yield and Effective Yield.  We may also show yield and effective yield for the MML Money

Market Fund and Oppenheimer Money Fund/VA over a seven-day period, which we will then “annualize”. This means that when we calculate yield, we assume that the amount of money the investment earns for the week is earned each week over a 52-week period. We show this as a percentage of the investment. We calculate the effective yield similarly, but when we annualize the amount, we assume the income earned is re-invested. Therefore the effective yield may be slightly higher than the yield because of the compounding effect.

Related Performance.  Some of the funds available to you may be similar to mutual funds offered in the retail marketplace. These funds generally have the same investment objectives, policies and portfolio managers as the retail mutual funds and usually were formed after the retail mutual funds. While these funds generally have identical investment objectives, policies and portfolio managers, they are separate and distinct from retail mutual funds. In fact, performance of these funds may be dramatically different from the performance of the retail mutual funds. This is due to differences in the funds’ sizes, dates shares of stocks are purchased and sold, cash flows and expenses. You should remember that retail mutual fund performance is not the performance of the funds available in this contract and is not an indication of future performance of these funds.

Distribution

MML Distributors, LLC (MML Distributors) serves as principal underwriter for the contract. The purpose of the underwriter is to distribute the contract. The contracts are no longer offered for sale to the public. However, you may continue to make purchase payments to your contract. MML Distributors is an indirect wholly owned subsidiary of MassMutual. MML Distributors is located at 1414 Main Street, Springfield, Massachusetts 01144-1013.

Other Information

We will pay commissions to broker-dealers who sell the contract. We pay commissions based on a percentage of purchase payments or a combination percentage of purchase payments and contract value. Currently, we pay an amount up to 6.25% of purchase payments. We may pay a commission of up to .25% of contract values each contract year.

Electronic Transmission Of Application Information

Upon agreement with a limited number of broker-dealers, we will accept electronic data transmissions of application information. Our Annuity Service Center will accept this information at the time the initial purchase payment is transmitted by wire. We will not allow you to exercise any ownership rights in the contract until you have signed the application and returned it to us. Please contact your registered representative for more information.

Assignment

Before we issue a contract, we will endorse the contract to prevent you from assigning the contract as collateral.

Replacement of Life Insurance or Annuities

A “replacement” occurs when a new policy or contract is purchased and, in connection with the sale, an existing policy or contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financial purchase. A “financial purchase” occurs when the purchase of a new life insurance policy or annuity contract involves the use of funds obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender or loan.

There are circumstances in which replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. Accordingly, you should make a careful comparison of the costs and benefits of your existing policy or contract and the proposed policy or contract to determine whether replacement is in your best interest.

Suitability

According to federal securities law, a registered representative is required to recommend a security only when he/she believes that the security is suitable for the customer. The registered representative must have reasonable grounds for believing that the recommendation is suitable for such customer based upon the facts disclosed by the customer as to his/her other security holdings and his/her financial situation and needs.

Please note that we and our affiliates offer a variety of annuity contracts. Each contract is designed to satisfy a customer’s need for a long- term retirement product. Please ask your registered representative for more information about the annuity contracts we issue to determine if one of them is a suitable investment for you based upon your needs and financial situation.

Voting Rights

We are the legal owner of the fund shares. However, when a fund solicits proxies in conjunction with a vote of shareholders, it is required to obtain from you and other owners, instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares, for which we have not received voting instructions, in proportion to those instructions. This will also include any shares that we own on our own behalf. If we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

During the accumulation phase of your contract and while the annuitant is living, we determine the number of shares you may vote by dividing your contract value in each fund, if any, by $100. Fractional shares are counted. During the income phase or after the annuitant dies, we determine the number of shares you may vote based on our liability for future variable monthly annuity payments.

Reservation Of Rights

We reserve the right to:

•	Substitute another fund for one of the funds you have selected.

•	Add separate account divisions.

•	Eliminate the availability of a separate account division to receive future purchase payments.

Other Information

•	Split or consolidate, at our sole discretion, the number of accumulation units or annuity units for any separate account division and correspondingly decrease or increase the accumulation unit or annuity unit values for any division.

•	Change the name of the separate account.

•	Terminate the contract if:

(a)	We have not received a purchase payment for the last 2 consecutive years from the date we received your last purchase payment, and

(b)	Each of the following amounts is less than $2,000 on the date we send you notice of our election to terminate your contract:

(1)	your contract value minus any amount we would deduct for premium taxes on withdrawal;

(2)	the cash redemption value of your contract; and

(3)	the sum of all purchase payments made into your contract less any partial withdrawals.

If we exercise any of these rights, we will obtain prior approval from the Securities and Exchange Commission when necessary. We will also give you notice of our intent to exercise any of these rights.

Suspension Of Payments Or Transfers

We may be required to suspend or postpone payments for withdrawals or transfers from the funds for any period when:

•	the New York Stock Exchange is closed (other than customary weekend and holiday closings); or

•	trading on the New York Stock Exchange is restricted; or

•	an emergency exists as a result of which disposal of shares of the funds is not reasonably practicable or we cannot reasonably value the shares of the fund;

•	during any other period when the Securities and Exchange Commission, by order, so permits for your protection.

We have reserved the right to defer payment for a withdrawal from the fixed account for the period permitted by law but not for more than six months. If we delay payment for 30 days or more, we will add interest at an annual rate that will not be less than 3%.

Legal Proceedings

We are involved in litigation arising in and out of the normal course of business which seeks both compensatory and punitive damages. While we are not aware of any actions or allegations that should reasonably give rise to any material adverse impact, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially impact our financial position, results of operations, or liquidity.

Financial Statements

We have included our statutory financial statements and those of the separate account in the Statement of Additional Information.

Additional Information

For further information about the contract, you may obtain a Statement of Additional Information. You can call the telephone number indicated on the cover page or you can write to us. For your convenience we have included a form for that purpose.

The Table of Contents of this statement is as follows:

1.	General Information

2.	Custodian

3.	Assignment of Contract

4.	Restrictions on Redemptions

5.	Distribution

6.	Purchase of Securities Being Offered

7.	Contract Value Calculations

8.	Federal Tax Matters

9.	Experts

10.	Financial Statements

Other Information

To:	MassMutual Financial Group

Annuity Service Center HUB

P.O. Box 9067

Springfield, MA 01102-9067

Please send me a Statement of Additional Information for MML Bay State’s LifeTrust.

Name

Address

City	State	Zip

Telephone

[This page intentionally left blank]

Appendix A

Condensed Financial Information

The following schedule includes accumulation unit values for the periods indicated. We have extracted this data from the separate account’s audited financial statements. You should read this information in conjunction with the separate account’s audited financial statements and related notes which are included in the Statement of Additional Information.

Accumulation Unit Values

	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000	Dec. 31, 1999	Dec. 31, 1998	Dec. 31, 1997	Dec. 31, 1996	Dec. 31, 1995	Dec. 31, 1994
MML Equity Division	$1.79	1.43	1.80	2.14	2.11	2.22	1.94	1.53	1.29	1.00
MML Money Market Division	$1.28	1.29	1.29	1.26	1.21	1.17	1.12	1.08	1.05	1.00
MML Managed Bond Division	$1.75	1.68	1.58	1.48	1.35	1.40	1.31	1.21	1.18	1.01
MML Blend Division	$1.66	1.43	1.63	1.75	1.78	1.83	1.63	1.37	1.22	1.00
Oppenheimer Money Division	$1.29	1.30	1.30	1.27	1.21	1.17	1.13	1.09	1.05	1.00
Oppenheimer High Income Division	$1.66	1.36	1.41	1.40	1.48	1.44	1.45	1.31	1.15	0.97
Oppenheimer Bond Division	$1.64	1.56	1.45	1.37	1.31	1.34	1.28	1.18	1.15	0.99
Oppenheimer Aggressive Growth Division	$1.79	1.45	2.03	3.00	3.43	1.89	1.71	1.55	1.31	1.00
Oppenheimer Balanced Division[3]	$2.08	1.69	1.91	1.89	1.80	1.64	1.55	1.34	1.18	0.99
Oppenheimer Capital Appreciation Division	$2.76	2.15	2.96	3.44	3.50	2.50	2.05	1.64	1.32	0.98
Oppenheimer Global Securities Division	$2.28	1.62	2.10	2.43	2.34	1.50	1.33	1.10	0.95	0.94
Oppenheimer Strategic Bond Division	$1.76	1.51	1.43	1.38	1.36	1.34	1.32	1.24	1.12	0.98
Oppenheimer Main Street Division[1]	$2.10	1.68	2.10	2.37	2.64	2.20	2.13	1.63	1.24	N/A
Oppenheimer Main Street Small Cap Division[2]	$1.29	0.90	1.09	1.11	1.37	0.95	N/A	N/A	N/A	N/A

1 Public offering commenced July 3, 1995.

2 Public offering commenced May 1, 1998.

3 Prior to May 1, 2004, this Division was called Oppenheimer Multiple Strategies Division.

Appendix A

A-1

Number of Accumulation Units Outstanding

	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000	Dec. 31, 1999	Dec. 31, 1998	Dec. 31, 1997	Dec. 31, 1996	Dec. 31, 1995	Dec. 31, 1994
MML Equity Division	5,113,478	5,640,596	7,058,757	7,972,243	10,119,612	9,438,044	5,969,226	2,189,149	685,964	5,000
MML Money Market Division	3,691,234	5,597,677	8,689,632	5,610,378	9,154,025	7,211,004	6,629,848	4,267,075	839,793	16,949
MML Managed Bond Division	2,130,903	4,325,809	2,413,751	2,025,307	2,322,444	2,089,420	1,204,982	695,485	328,514	4,000
MML Blend Division	6,183,656	7,104,758	8,868,167	9,951,745	12,552,385	13,300,264	7,786,187	3,019,173	778,529	5,000
Oppenheimer Money Division	2,387,526	5,685,861	4,636,713	2,963,036	4,466,254	3,947,306	2,749,962	2,607,468	1,023,398	5,000
Oppenheimer High Income Division	7,950,020	8,817,253	10,845,867	13,212,686	17,082,745	19,951,336	15,061,803	5,999,147	1,518,022	6,184
Oppenheimer Bond Division	3,801,749	5,386,582	4,864,382	3,745,938	5,081,603	6,279,363	3,187,094	1,827,553	883,171	5,000
Oppenheimer Aggressive Growth Division	12,234,828	14,762,746	18,354,477	22,776,795	22,089,678	20,831,543	17,599,666	9,019,648	2,254,545	12,000
Oppenheimer Balanced Division[3]	11,491,685	12,558,859	14,960,059	15,556,240	16,741,299	16,844,783	13,303,149	7,090,472	2,190,174	7,339
Oppenheimer Capital Appreciation Division	16,594,882	19,978,755	25,042,143	28,240,624	30,561,482	27,906,939	22,451,343	10,747,444	2,762,984	5,000
Oppenheimer Global Securities Division	14,414,484	17,523,055	21,397,937	24,667,444	25,157,394	25,419,795	22,032,928	10,727,219	2,698,363	12,367
Oppenheimer Strategic Bond Division	11,650,950	13,628,562	15,015,717	17,036,621	21,668,818	25,860,507	22,629,278	11,657,438	3,491,031	7,314
Oppenheimer Main Street Division[1]	22,830,368	26,559,537	32,549,403	38,075,297	40,968,904	42,558,961	34,277,066	14,369,051	1,507,840	N/A
Oppenheimer Main Street Small Cap Division[2]	3,711,033	3,292,207	3,275,376	3,337,910	1,696,300	270,188	N/A	N/A	N/A	N/A

1 Public offering commenced July 3, 1995.

2 Public offering commenced May 1, 1998.

3 Prior to May 1, 2004, this Division was called Oppenheimer Multiple Strategies Division.

Appendix A

A-2